SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2004

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

700 Central Avenue, Louisville, KY 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

INDEX

Item 7.	Financial Statements and Exhibits
Exhibit 99.1 - Press release dated May 10, 2004
Item 12.	Results of Operations and Financial Condition
The registrant's press release dated May 10, 2004, reporting the effect of the registrant's classification of host fee expenses incurred on the fiscal periods 2001, 2002 and 2003, is furnished as Exhibit 99.1 and incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
May 10, 2004	/s/Michael E. Miller Michael E. Miller Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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